                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2001


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)

            New York                              333-64131                           13-3436103
------------------------------        -------------------------------     --------------------------------
    (State or other jurisdiction          (Commission File Number)                   (IRS Employer
         of incorporation)                                                         Identification No.)

     270 Park Avenue, New York, NY                           10017
    ------------------------------------------------     -------------
    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (212) 270-6000

Item 5. Other Events:


         On or about July 25, 2001, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1 and Series 2001-2 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-C1 and Series 2001-C2 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ---------------

                  20.1 Monthly Reports with respect to the July 25, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 6, 2001

                             THE CHASE MANHATTAN BANK,
                             As Paying Agent, on behalf of Chase Funding, Inc.


                             By: /s/ Andrew M. Cooper
                             -----------------------------------
                             Name: Andrew M. Cooper
                             Title: Trust Officer

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
20.1              Monthly Reports with respect to the distribution to
                  certificateholders on July 25, 2001.